Exhibit 99.2

NASDAQ: PBIB July/August 2007

Disclaimer                                This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations.  Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.

IPO Date: NASDAQ Symbol: Shares Outstanding: Market Capitalization:(1) Average Daily Volume:(2) Insider Ownership:September 22, 2006 PBIB 7.62 Million $173  Million 2,331 Shares 69%Notes: (1) Based on July 16, 2007 closing price of $22.66 (2) 2007 year-to-date Stock Overview

Louisville, Kentucky headquarters 7th largest bank domiciled in Kentucky 15 offices (20 after completion of Ohio County Bancshares acquisition) $1.2 billion in assets $983 million in loans $977 million in deposits Focused on developing the I-65 corridor Efficient operating model Note: Financial data as of June 30, 2007 Company Overview

Market Overview Body: Diversified Growth Markets Louisville South Central Kentucky Southern Kentucky Lexington/Fayette County (new) Owensboro/Daviess County (new)

16th largest city in the U.S. and largest city in Kentucky Economic and job growth rates are greater than the national average  Strong commercial loan demand Diversified economy Large employers include UPS, GE, Humana, YUM! Brands, Ford New distribution businesses attributed to UPS hub – Best Buy, Gordon Foods, Johnson & Johnson, Zappos, Geek Squad Home of University of Louisville – J. Chester Porter serves as Chairman of Board of Trustees Louisville Market

Hart, Green and Cumberland counties Community markets Stable source of deposits and loans Lower cost of funds PBIB’s main back-office location Fort Knox consolidation relocation (BRAC) Agricultural and service-based economySouth Central Kentucky Market

Warren county, which includes Bowling Green the 4th largest city in Kentucky, and surrounding counties of Ohio, Butler, Edmonson, and Barren  Attractive growth market Major employers include GM (Corvette) and RR Donnelley New FedEx Ground Home Delivery Center Acquisition of Ohio County Bancshares – 2 offices in Bowling Green, 3 offices in Ohio county Home of Western Kentucky University Southern Kentucky Market

Lexington/Fayette County  2nd largest city in Kentucky  Financial, educational, retail, healthcare and cultural center for Bluegrass Region of Central Kentucky and Eastern Kentucky  Attractive growth market  Diversified economy  Home of University of Kentucky  Large employers include Toyota, Lexmark, IBM Global Services and Valvoline Owensboro/Daviess County  3rd largest city in Kentucky  Industrial, medical, retail and cultural hub for Western Kentucky  Diversified economy  Home of two four year liberal arts colleges (Brescia University and Kentucky Wesleyan College)  Large employers include Owensboro Medical Health System, Texas Gas, US Bank Home Mortgage and Toyotetsu    New Market Expansion

Note: (1) J. Chester Porter and Maria L. Bouvette acquired 3 banks in 1985 – 1986; Bill Porter participated in 2 of the 3 bank acquisitions1988Porter Bancorp organized with 3 banks(1)1988 – 1999Acquired 3 banks1999Established Ascencia Bank   1999 –    2005 Acquired 2 banks (Gp:)  Dec. 31,  2005 (Gp:) Consolidated banks into PBI Bank Total Assets ($M) Sept. 22, 2006 Completed IPO Successful Track Record

Experienced management team Extensive market knowledge and community relationships Acquisition and integration capabilities Scalable operating platform  Highly efficient organizational structure Diversified funding sources Highly focused on profits Operating Strengths

We will expand our presence in fast growing markets by adding strategically located new offices and making selective acquisitions Focus on markets with attractive growth prospects Strategic de novo branching Selective acquisitions Experienced integrators Extensive market knowledge and contacts Accretive to earnings in first year Continue marketing our new brand – top of mind awareness Increasing core deposits Open new retail offices (two over next twelve months – Shepherdsville and Lexington)   Growth Strategies

Bowling Green LPO to Full Service Branch – In-Market Team in place (3/5/07) Lexington LPO to Full Service Branch – In-Market Team in place (6/1/07) Acquisition of Ohio County Bancshares – Six branches in Ohio, Warren and Daviess counties, which includes Bowling Green and Owensboro (scheduled to close during the 4th quarter)  $120 million in assets   $15 million in core non-interest bearing accounts  Implementation of Successful Core Deposit Growth Campaign – Transactional and Non-Time Deposit Accounts increased by $44.7 million during the first six months of 2007 or 21.8%   Execution of Growth Strategies

Analysis of Ohio County Bancshares Acquisition Key Deal Points  Six branch locations – Bowling Green, Owensboro and Beaver Dam $120 million in assets  $100 million in deposits   $15 million in non-interest bearing accounts or 15% of total deposits    Accretive to earnings   Dilution to book value less than 3%  Price to tangible book – approximately 190%  Core deposit premium – less than 7%

 Financial Highlights

2006 Key Accomplishments Record Net Income of $14.3 million Above peer financial performance Passed the $1 billion asset threshold Record loans of $854 million and deposits of $862 million  Successful PBI Bank branding campaign Completed IPO Note: (1) Peer Median Financial Performance per SNL PBIB Peer (1) ROAA 1.44% 1.04% ROAE 17.19% 12.61% NIM 3.97% 3.82% Efficiency 46.68% 61.41%

# Asset Growth


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$887
$991
$1,051
$1,120
$1,198
2004
2005
2006
Q1 07
Q2 07

($ in millions)

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# Loan Growth


$1,200
$1,000
$800
$600
$400
$200
$0
$734
$792
$854
$927
$983
2004
2005
2006
Q1 07
Q2 07

($ in millions)

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PBIB

# Deposit Growth


$1,200
$1,000
$800
$600
$400
$200
$718
$178
$540
$806
$187
$619
$862
$205
$657
$897
$224
$673
$977
$250
$727
2004
2005
2006
Q1 07
Q2 07
Non-CD
CD

($ in millions)

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Growing Net Income ($ in millions) Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax)  (Gp:) $6,750 (Gp:) $9,012 (Gp:) $11,379 (Gp:) $14,339 (Gp:) $6,833 (Gp:) $7,290 (Gp:) 2003 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006 (Gp:) YTD Q2 (Gp:) 06 (Gp:) YTD Q2 (Gp:) 07

Solid Net Interest Margin (Gp:) 3.71% (Gp:) 3.84% (Gp:) 4.06% (Gp:) 3.97% (Gp:) 2003 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006

Consistent Quarterly NIM (Gp:) 3.95% (Gp:) 4.10% (Gp:) 3.95% (Gp:) 3.90% (Gp:) 3.92% (Gp:) 3.69% (Gp:) Q1 06 (Gp:) Q2 06 (Gp:) Q3 06 (Gp:) Q4 06 (Gp:) Q1 07 (Gp:) Q2 07

# Net Interest Margin vs. Prime Rate



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1999
2000
2001
2002
2003
2004
2005
2006
YTD 2007
Prime Rate - EOY
NIM - Annualized

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Improving Operational Efficiency (Gp:) 54.6% (Gp:) 51.0% (Gp:) 48.0% (Gp:) 46.7% (Gp:) 45.2% (Gp:) 2003 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006 (Gp:) YTD thru (Gp:) Q2 07

Strong Return on Assets Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax)  (Gp:) 0.91% (Gp:) 1.09% (Gp:) 1.21% (Gp:) 1.44% (Gp:) 1.32% (Gp:) 2003 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006 (Gp:) YTD thru (Gp:) Q2 07

Solid Return on Equity Note:  (1) Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax).(1)(1)(1) (Gp:) 13.45%  (Gp:) 16.57%17.19% 13.19% 2004 2005 2006 YTD thru Q2 07

2007 Operating Performance thru Q2 Growth exceeded expectations Loans –  15.1% (annualized  30.4%) Deposits –  13.4% (annualized  26.9%) Assets –  14.0% (annualized  28.2%) Efficient operations – 45.2% efficiency ratio Sound credit quality  1.15% NPA to loans .73% NPL to loans ROAA – 1.32% ROAE – 13.19% Note: Financial data as of June 30, 2007

Note:  (1) As of June 30, 2007 Primary focus on residential and commercial real estate (including farmland) and construction – real estate lending 86% of total loans at  June 30, 2007 Granular portfolio No “subprime” exposure Loyal and experienced producers Team approach to customers Locally empowered lenders with timely decision making Loan Portfolio (1) Total Loans: $983M Loan Stratification Highlights (Gp:)    Commercial Real  (Gp:) Estate (Gp:) 31.0% (Gp:)    Construction Real  (Gp:) Estate (Gp:) 26.3% (Gp:)    Farmland (Gp:) 5.4% (Gp:)    Home Equity (Gp:) 1.9% (Gp:) C & I (Gp:) 7.8% (Gp:) Consumer (Gp:) 3.1% (Gp:) Agricultural (Gp:) 1.4% (Gp:) Other (Gp:) 0.1% (Gp:)    Residential Real  (Gp:) Estate (Gp:) 23.0%

Portfolio Composition Note: As of June 30, 2007 (Gp:) Commercial Real Estate Portfolio Details (Gp:) $305 million (Gp:) Commercial Lot -  (Gp:) Developed (Gp:) 5.07% (Gp:) Industrial/Manufacturing/ (Gp:) Other Production  (Gp:) Facilities (Gp:) 11.25% (Gp:) Hotel/Motel/Lodging (Gp:) 8.29% (Gp:) Storage/Warehouse (Gp:) 7.06% (Gp:) C-Store/Fuel Station (Gp:) 6.11% (Gp:) All Other (Gp:) 10.78% (Gp:) Retail Facility (Gp:) 28.59% (Gp:) Office Building/Condo (Gp:) 22.86%  (Gp:) Construction - Real Estate Portfolio Details (Gp:) $259 million (Gp:) 1-4 Family Residential (Gp:) 37.17% (Gp:) All Other (Gp:) 11.38% (Gp:) Residential Condo  (Gp:) Development (Gp:) 19.08% (Gp:) Residential Land  (Gp:) Development (Gp:) 13.68% (Gp:) Commercial Land  (Gp:) Development (Gp:) 6.46% (Gp:) Retail Facility (Gp:) 7.24% (Gp:) Residential Lot -  (Gp:) Developed (Gp:) 4.98%

New Loan Production Q2 2007 (Gp:) 1-4 Family Construction (Gp:) 17.1% (Gp:) Retail Facilities (Gp:) 12.6% (Gp:) Residential Lots & Residential Land  (Gp:) Development (Gp:) 11.0% (Gp:) Commercial & Industrial (non-real  (Gp:) estate) (Gp:) 8.9% (Gp:) Consumer Installment (Gp:) 6.7% (Gp:) Farmland (Gp:) 5.8% (Gp:) Commercial Lots and Commercial Land  (Gp:) Development (Gp:) 3.5% (Gp:) Motel, Hotel, Lodging (Gp:) 2.9% (Gp:) Agricutural (Gp:) 1.9% (Gp:) 1-4 Family Home Equity (Gp:) 1.1% (Gp:) C-Store/Fuel Station (Gp:) 0.0% (Gp:) Other (Gp:) 2.7% (Gp:) 1-4 Family Permanent (Gp:) 18.3% (Gp:) Multifamily (Gp:) 2.8% (Gp:) Storage/Warehouse (Gp:) 2.0% (Gp:) Office Building/Condo (Gp:) 2.4% (Gp:) Residential Condo Development (Gp:) 0.1%

PBIB

# Reserves / Total Loans



Reserves
NPA's/Loans
1.28%
1.40%
1.54%
1.50%
1.43%
1.37%
0.93%
0.99%
1.11%
1.33%
1.18%
1.15%
2003
2004
2005
2006
Q1 07
Q2 07

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# NCOs / Average Loans


4.0%
3.0%
2.0%
1.0%
0.0%
0.23%
0.18%
0.32%
0.09%
0.03%
0.05%
2003
2004
2005
2006
Q1 07
Q2 07

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Note: (1) For the quarter ended June 30, 2007; rate based on average daily deposit balancesDeposit Mix (1)Total Deposits: $ 977MCost of Deposits:(1) 4.86% Effective core deposit growth initiatives Core non-interest bearing deposits up 8.7% (YTD thru Q2)  High CD retention rates  Focus on core deposit development Online banking division a ready source of alternative funding (used to pre-fund loan growth in new and current markets) Deposit Stratification Highlights (Gp:) CD's less than $100k (Gp:) 53% (Gp:) CD's $100k or greater (Gp:) 22% (Gp:) NOW and Money  (Gp:) Market (Gp:) 15% (Gp:) Savings (Gp:) 3% (Gp:) Non-Interest Bearing  (Gp:) DDA (Gp:) 7%

Transactional Account Growth (in millions) $250 $200 $150 $100 $50 $- 2003 2004 2005 2006 Q1 2007 Q2 2007 $136 $151 $165 $173 $195 $217

Investment Highlights

Attractive, diversified growth markets History of executing growth strategy Scalable platform for expansion Efficient operating model Solid operating performance Undervalued investment opportunityInvestment Highlights

2007 Key Strategic Initiatives Outperform peer median financial performance – i.e. ROAA, ROAE, efficiency and growth metrics Above peer EPS growth Execution of growth strategies Pursue strategic acquisitions Focus on core deposit growth initiatives  Improved loan quality metrics Continuance of quarterly dividend

PBIB

Undervalued Opportunity

Current Market Price (7/16/07) $22.66

Trading Multiples:

	Value	Multiple
EPS (1)	$2.05	11.05x
Tangible BV Per Share (2)	$13.01	174.17%
Quarterly Dividend (2)	$0.20	
Annualized Dividend (3)	$0.80	3.53%

Notes:
(1) Median 2007 earnings estimates reported by SNL
(2) Based on 6/30/07 financial data
(3) Annualized dividend yield

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Contact Information Maria L. Bouvette David B. Pierce President and CEOChief Financial OfficerPorter Bancorp, Inc. 2500 Eastpoint Parkway Louisville, KY  40223 502-499-4800 www.pbibank.com

Addendum

Experienced Management Team Industry Porter Name Position Experience Experience J. Chester Porter Chairman of the Board, General Counsel and Director 25 21 of Porter Bancorp and PBI Bank  Maria L. Bouvette President, CEO and Director of Porter Bancorp and PBI Bank 25 21  David B. Pierce CFO of Porter Bancorp, Chief Strategic Officer and Director 21 18 of PBI Bank  C. Bradford Harris Corporate General Counsel and EVP 10 1  Phil Barnhouse CFO of PBI Bank 9 9  Jim Grubbs Sr. VP Commercial Lending 27 3  Fred Catlett Executive Vice President 30 11  Avery Matney Regional President 26 11  Todd Young Chief Operations Officer 23 13  Charles Darst Chief Development Officer 21 11 Eric Satterly Chief Technology Officer 9 8 Average Years of Experience 21 12

Existing and contiguous markets provide attractive opportunities Ky economy is steady and stable Ky labor market grew 1.6% over last year (9 consecutive quarters of positive growth) Consistent year-over-year job growth Market expansion Selective de novo branching where we have existing lending presence  Louisville, Bullitt County, Bowling Green, and Lexington Add offices in growing communities in our footprint Hardin County (Fort Knox Relocation) Selective acquisition opportunities On-line capabilities – nationwide deposit opportunities without cost of new branches Low cost vehicle for current customers Growth Drivers

Peer Metrics

Porter Bancorp, Inc. Comparable Group
Financial Information as of the Year ended 12/31/06
Dollar Values in (000's)

Company Name	Ticker	City	State	Total Assets	Core ROAA	Core ROAE	Net Interest Margin	Efficiency Ratio
Republic Bancorp, Inc.	RBCAA	Louisville	KY	$3,046,787	1.00%	12.63%	3.22%	61.76%
Community Trust Bancorp, Inc.	CTBI	Pikeville	KY	2,969,761	1.33%	14.51%	4.02%	55.86%
Integra Bank Corporation	IBNK	Evansville	IN	2,684,479	0.69%	8.21%	3.43%	62.57%
Farmers Capital Bank Corporation	FFKT	Frankfort	KY	1,824,366	0.79%	8.52%	3.74%	69.80%
S.Y. Bancorp, Inc.	SYBT	Louisville	KY	1,426,321	1.69%	17.35%	4.36%	55.76%
Bank of Kentucky Financial Corporation	BKYF	Crestview Hills	KY	1,051,563	1.08%	12.58%	3.90%	61.06%
First Financial Service Corporation	FFKY	Elizabethtown	KY	822,826	1.30%	14.97%	4.04%	58.47%
Community Bank Shares of Indiana, Inc.	CBIN	New Albany	IN	816,633	0.55%	7.70%	2.85%	76.39%
		High		$3,046,787	1.69%	17.35%	4.36%	76.39%
		Low		816,633	0.55%	7.70%	2.85%	55.76%
		Average		1,830,342	1.05%	12.06%	3.70%	62.71%
		Median		1,625,344	1.04%	12.61%	3.82%	61.41%

Note: Data per SNL

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# Peer Metrics

**Porter Bancorp, Inc. Comparable Group**
**Data as of or for the Quarter Ended 3/31/07**
**Dollar Values in (000's)**

| Company Name | Ticker | City | State | Total Assets | Core ROAA | Core ROAE | Net Interest Margin | Efficiency Ratio |
|---|---|---|---|---|---|---|---|---|
| Community Trust Bancorp, Inc. | CTBI | Pikeville | KY | $3,098,786 | 1.07% | 11.17% | 3.79% | 63.95% |
| Republic Bancorp, Inc. | RBCAA | Louisville | KY | 3,021,837 | 1.09% | 13.89% | 3.73% | 58.21% |
| Integra Bank Corporation | IBNK | Evansville | IN | 2,656,211 | 1.10% | 12.38% | 3.47% | 66.13% |
| Farmers Capital Bank Corporation | FFKT | Frankfort | KY | 1,914,754 | 1.00% | 10.35% | 3.62% | 66.44% |
| S.Y. Bancorp, Inc. | SYBT | Louisville | KY | 1,414,364 | 1.62% | 16.37% | 4.17% | 54.54% |
| Bank of Kentucky Financial Corporation | BKYF | Crestview Hills | KY | 1,048,395 | 0.83% | 9.86% | 3.69% | 67.12% |
| First Financial Service Corporation | FFKY | Elizabethtown | KY | 842,076 | 1.11% | 12.81% | 3.91% | 62.47% |
| Community Bank Shares of Indiana, Inc. | CBIN | New Albany | IN | 811,118 | 0.50% | 6.19% | 2.95% | 76.83% |
| | | High | | $3,098,786 | 1.62% | 16.37% | 4.17% | 76.83% |
| | | Low | | 811,118 | 0.50% | 6.19% | 2.95% | 54.54% |
| | | Average | | 1,850,943 | 1.04% | 11.63% | 3.67% | 64.46% |
| | | Median | | 1,664,559 | 1.08% | 11.78% | 3.71% | 65.04% |

**Note: Data per SNL**

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PBIB

# Loan Mix

| Loan Portfolio Composition | Outstandings as of June 30, 2007 | |
|---|---|---|
| Commercial Real Estate | $ 304,555 | 31.0% |
| Construction Real Estate | 258,837 | 26.3% |
| Residential Real Estate | 225,606 | 23.0% |
| Farmland | 53,212 | 5.4% |
| Home Equity | 18,649 | 1.9% |
| C & I | 76,565 | 7.8% |
| Consumer | 30,855 | 3.1% |
| Agricultural | 14,109 | 1.4% |
| Other | 955 | 0.1% |
| | | |
| Total | $ 983,343 | 100% |

(in thousands)

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Loan Portfolio Trends (in millions) (Gp:) - (Gp:) 50 (Gp:) 100 (Gp:) 150 (Gp:) 200 (Gp:) 250 (Gp:) 300 (Gp:) 350 (Gp:)    Commercial (Gp:) Real Estate (Gp:)    Construction (Gp:) Real Estate (Gp:)    Residential (Gp:) Real Estate (Gp:)    Farmland (Gp:)    Home Equity (Gp:) C & I (Gp:) Consumer (Gp:) Agricultural (Gp:) Other (Gp:) 12/31/06 (Gp:) 03/31/07 (Gp:) 06/30/07

PBIB

# Deposit Metrics


Money Market Accounts - Age of Customer Relationship
> 3 Yrs
45%
< 1 Yr
32%
1 to 3 Yrs
23%


CD's - Age of Customer Relationship
> 3 Yrs
19%
< 1 Yr
45%
1 to 3 Yrs
36%


CD Retention
More than 3 Renewals
13%
Original Term
50%
1-3 Renewals
32%
New CD Growth - - Last 12 Months
5%

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